UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2012


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                        333-146627               26-0582528
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

300 S. C.M. Allen Parkway, Suite 400, San Marcos, TX              78666
    (Address of principal executive offices)                    (Zip Code)

                                 (512) 392-5775
               Registrant's telephone number, including area code

                392 West Mill Street, New Braunfels, Texas 78130
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 1, 2012, the Board of Directors of Baron Energy, Inc (the "Company") approved an increase in the number of authorized shares of the Company's common stock, par value of $0.001, from 75,000,000 to 150,000,000 ("Authorized Share Increase"). As of June 1, 2012, 71,073,983 shares of the Company's common stock were issued and outstanding and entitled vote on the Authorized Share Increase. As of June 20, 2012, the Company received written consents approving the Authorized Share Increase from stockholders holding 56,901,009 shares (51.08% of shares entitled to vote) of the Company's outstanding common stock.

On June 25, 2012 the Company filed a Certificate of Amendment to Articles of Incorporation amending Article 4 of the Company's Articles of Incorporation and increasing the number of the Company's authorized shares of common stock, par value of $0.001, from 75,000,000 to 150,000,000.


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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: June 26, 2012                 By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer


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